                                                                    Exhibit 99.1


================================================================================

                                 MAIL.COM, INC.
                   MAIL.COM BUSINESS MESSAGING SERVICES, INC.
                            THE ALLEGRO GROUP, INC.

                               Up to $10,000,000



                10% Senior Convertible Notes due January 8, 2006


                                     ------

                            NOTE PURCHASE AGREEMENT

                                     ------

                              Dated March 13, 2001

================================================================================

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
1.    Authorization of Notes and Shares .................................................................................1
      ----------------------------------
2.    Sale And Purchase Of Notes ........................................................................................1
      --------------------------
3.    Closing ...........................................................................................................2
      -------
4.    Conditions To Closing .............................................................................................2
      ---------------------
      4.1      Representations and Warranties............................................................................2
               ------------------------------
      4.2      Performance; No Default...................................................................................2
               -----------------------
      4.3      Compliance Certificates...................................................................................2
               -----------------------
      4.4      Opinions of Counsel.......................................................................................3
               -------------------
      4.5      Purchase Permitted By Applicable Law, etc.................................................................3
               -----------------------------------------
      4.6      Transaction Agreements....................................................................................3
               ----------------------
      4.7      Proceedings and Documents.................................................................................3
               -------------------------
      4.8      NASDAQ Waiver or Stockholder Approval.....................................................................3
               -------------------------------------
5.    Representations And Warranties Of The Companies ...................................................................3
      5.1      Organization; Power and Authority.........................................................................3
               ---------------------------------
      5.2      Authorization, etc........................................................................................4
               ------------------
      5.3      Disclosure................................................................................................4
               ----------
      5.4      Capitalization; Organization and Ownership of Shares of Subsidiaries......................................4
               --------------------------------------------------------------------
      5.5      Financial Statements......................................................................................5
               --------------------
      5.6      Compliance with Laws, Other Instruments, etc..............................................................6
               --------------------------------------------
      5.7      Governmental and Third Party Authorizations, etc..........................................................6
               ------------------------------------------------
      5.8      Litigation; Observance of Agreements, Statutes and Orders.................................................6
               ---------------------------------------------------------
      5.9      Taxes.....................................................................................................6
               -----
      5.10     Title to Property; Leases.................................................................................7
               -------------------------
      5.11     Licenses, Permits, etc....................................................................................7
               ----------------------
      5.12     Compliance with ERISA.....................................................................................7
               ---------------------
      5.13     Private Offering by the Company...........................................................................8
               -------------------------------
      5.14     Use of Proceeds; Margin Regulations.......................................................................8
               -----------------------------------
      5.15     Existing Indebtedness.....................................................................................8
               ---------------------
      5.16     Foreign Assets Control Regulations, etc...................................................................8
               ---------------------------------------
      5.17     Status under Certain Statutes.............................................................................8
               -----------------------------
      5.18     Restrictions on Dividends or other Distributions..........................................................9
               ------------------------------------------------
6.    Representations Of The Purchasers .................................................................................9
      ---------------------------------
      6.1      Purchase for Investment; Status of Purchasers; Restrictions on Securities.................................9
               -------------------------------------------------------------------------
      6.2      Source of Funds...........................................................................................9
               ---------------
7.    Information as to Company ........................................................................................10
      -------------------------
      7.1      Financial and Business Information.......................................................................10
               ----------------------------------
      7.2      Officer's Certificate....................................................................................13
               ---------------------
      7.3      Inspection...............................................................................................13
               ----------
8.    Prepayment of the Notes ..........................................................................................13
      -----------------------
      8.1      Optional Prepayments.....................................................................................13
               --------------------
      8.2      Allocation of Partial Optional Prepayments...............................................................14
               ------------------------------------------
      8.3      Maturity; Surrender, etc.................................................................................14
               ------------------------


                                                                                                                      Page
                                                                                                                      ----
9.    Affirmative Covenants ............................................................................................14
      ---------------------
      9.1      Compliance with Law......................................................................................14
               -------------------
      9.2      Insurance................................................................................................14
               ---------
      9.3      Maintenance of Properties................................................................................15
               -------------------------
      9.4      Payment of Taxes.........................................................................................15
               ----------------
      9.5      Corporate Existence, etc.................................................................................15
               ------------------------
      9.6      Stay, Extension And Usury Law............................................................................15
               -----------------------------
      9.7      Investment Company Act...................................................................................15
               ----------------------
      9.8      Reservation of Shares....................................................................................16
               ---------------------
10.   Negative Covenants ...............................................................................................16
      ------------------
      10.1     Transactions with Affiliates.............................................................................16
               ----------------------------
      10.2     Merger, Consolidation, etc...............................................................................16
               --------------------------
      10.3     Liens....................................................................................................17
               -----
      10.4     Indebtedness.............................................................................................17
               ------------
11.   Events of Default ................................................................................................18
      -----------------
12.   Remedies on Default, etc .........................................................................................20
      ------------------------
      12.1     Acceleration.............................................................................................20
               ------------
      12.2     Other Remedies...........................................................................................20
               --------------
      12.3     Rescission...............................................................................................21
               ----------
      12.4     No Waivers or Election of Remedies, Expenses, etc........................................................21
               -------------------------------------------------
13.   Registration; Exchange; Substitution of Notes ....................................................................21
      13.1     Registration of Notes....................................................................................21
               ---------------------
      13.2     Transfer and Exchange of Notes...........................................................................21
               ------------------------------
      13.3     Replacement of Notes.....................................................................................22
               --------------------
14.   Payments On Notes ................................................................................................22
      -----------------
      14.1     Place of Payment.........................................................................................22
               ----------------
      14.2     Home Office Payment......................................................................................22
               -------------------
15.   Conversion .......................................................................................................23
      ----------
      15.1.    Conversion Privilege.....................................................................................23
               --------------------
      15.2.    Conversion Procedure.....................................................................................23
               --------------------
      15.3.    Fractional Shares........................................................................................24
               -----------------
      15.4.    Taxes on Conversion......................................................................................24
               -------------------
      15.5.    Company to Provide Stock.................................................................................25
               ------------------------
      15.6.    Adjustment of Conversion Price...........................................................................25
               ------------------------------
      15.7.    No Adjustment............................................................................................30
               -------------
      15.8.    Other Adjustments........................................................................................30
               -----------------
      15.9.    Notice of Adjustment.....................................................................................30
               --------------------
      15.10.   Notice of Certain Transactions...........................................................................30
               ------------------------------
      15.11.   Effect of Reclassifications, Consolidations, Mergers, Continuances or Sales on Conversion Privilege .....31
               ---------------------------------------------------------------------------------------------------
      15.12.   Cancellation of Converted Notes..........................................................................31
               -------------------------------
16.   Expenses, etc ....................................................................................................31
      -------------
      16.1     Transaction Expenses.....................................................................................32
               --------------------
      16.2     Survival.................................................................................................32
               --------
17.   Survival Of Representations And Warranties; Entire Agreement .....................................................32
18.   Amendment And Waiver .............................................................................................32
      --------------------
      18.1     Requirements.............................................................................................32
               ------------



                                                                                                                      Page
                                                                                                                      ----
      18.2     Solicitation of Holders of Notes.........................................................................33
               --------------------------------
      18.3     Binding Effect, etc......................................................................................33
               -------------------
      18.4     Notes held by Company, etc...............................................................................33
               --------------------------
19.   Notices ..........................................................................................................33
      -------
20.   Reproduction Of Documents ........................................................................................34
      -------------------------
21.   Confidential Information .........................................................................................34
      ------------------------
22.   Substitution Of Purchaser ........................................................................................35
      -------------------------
23.   Miscellaneous ....................................................................................................35
      -------------
      23.1     Successors and Assigns...................................................................................35
               ----------------------
      23.2     Payments Due on Non-Business Days........................................................................35
               ---------------------------------
      23.3     Severability.............................................................................................36
               ------------
      23.4     Construction.............................................................................................36
               ------------
      23.5     Counterparts.............................................................................................36
               ------------
      23.6     Governing Law............................................................................................36
               -------------
      23.7     Submission to Jurisdiction; Service of Process...........................................................36
               ----------------------------------------------
      23.8     Section Titles...........................................................................................37
               --------------


                                 MAIL.COM, INC.
                   MAIL.COM BUSINESS MESSAGING SERVICES, INC.
                            THE ALLEGRO GROUP, INC.


                10% Senior Convertible Notes due January 8, 2006

                                                                  March 13, 2001

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         Mail.com, Inc., a Delaware corporation ("Mail.com" or the "Company"), Mail.com Business Messaging Services, Inc., a Delaware corporation ("Mail.com BMS"), and The Allegro Group, Inc., an Ohio corporation ("Allegro"; Mail.com, Mail.com BMS and Allegro being referred to herein collectively as the "Companies"), agree with you as follows:

         1. Authorization of Notes and Shares.(a) The Companies have authorized the issue and sale of up to Ten Million United States dollars (U.S. $10,000,000) aggregate principal amount of 10% Senior Convertible Notes due January 8, 2006 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the other Transaction Agreements). The Notes shall be substantially in the form set out in
Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Companies. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

         (b) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of authorized but unissued shares of Class A common stock, par value $.01 per share, or other securities into which the Notes are convertible in accordance with their terms and a sufficient number of such shares or securities issuable in payment of interest on the Notes (such shares or other securities being referred to herein as the "Common Shares") to satisfy the rights of conversion of and interest payments on the Note.

         (c) All of the obligations under this Agreement and the Notes on the part of the Company, Mail.com BMS or Allegro shall be joint and several obligations of the Company, Mail.com BMS and Allegro.

         2. Sale And Purchase Of Notes. Subject to the terms and conditions of this Agreement, the Companies will issue and sell to you and you will purchase from the Companies, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100 % of the principal amount thereof. The obligations of each Purchaser hereunder and under the Notes, the Registration Rights Agreement and the Accession Agreements (together with this Agreement, the "Transaction Agreements") are several and not joint obligations and none of the Purchasers shall have any obligation under any Transaction Agreement or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder or thereunder.

         3. Closing. (a) The initial closing of the purchase and sale of the Notes hereunder shall be held at the offices of the Company at 11 Broadway, New York, NY 10004, at 10:00 a.m., local time, on such date as the condition set forth in Section 4.8 shall be satisfied (the "Initial Closing") or at such other time and place as shall be mutually agreed upon by the Company and the Purchasers (the date of the Initial Closing is hereinafter referred to as the "Initial Closing Date"). Each of the Initial Closing and each subsequent closing contemplated by Section 3(c) is herein referred to as a "Closing" and each of the Initial Closing Date and the date of each subsequent Closing is herein referred to as a "Closing Date".(b) At each Closing, the Companies will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of Mail.com, Inc. to account number 323879284 at Chase Manhattan Bank, 111 W. 40th Street, 10th floor, New York NY 10018, ABA number 021000021 (contact phone number (212) 403-5020).

         (c) The Companies may issue up to Ten Million United States Dollars ($10,000,000) aggregate principal amount of Notes (including the Notes issued on the Initial Closing Date) on or before 90 days after the Initial Closing Date under this Agreement. Each subsequent purchaser of Notes shall execute and deliver an agreement (an "Accession Agreement") agreeing to be bound by each of this Agreement and the other Transaction Agreements to which the Purchasers are party and shall thereby become a Purchaser hereunder and thereunder. Each such Accession Agreement shall contain a new Schedule A as of the Closing Date for such Closing.

         4. Conditions To Closing. Your obligation to purchase and pay for the Notes to be sold to you at a Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

                  4.1 Representations and Warranties. The representations and warranties of the Companies in this Agreement shall be correct when made and at the time of such Closing with the same effect as if made on the Closing Date.

                  4.2 Performance; No Default. The Companies shall have performed and complied with all agreements and conditions contained in the Transaction Agreements required to be performed or complied with by them prior to or at such Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

                  4.3 Compliance Certificates. (a) Officer's Certificate. The Companies shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

                  (b) Secretary's Certificate. The Companies shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the other Transaction Agreements and the certificates of incorporation (or other organizational documents) and bylaws of the Companies.

                  4.4 Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing from counsel for the Companies covering the matters set forth in Exhibit 4.4 (and the Companies hereby instruct their counsel to deliver such opinion to you).

                  4.5 Purchase Permitted By Applicable Law, etc. On the Closing Date, your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

                  4.6 Transaction Agreements. You shall have received from the Company a duly executed and delivered copy of the Registration Rights Agreement in the form of Exhibit 2 (the "Registration Rights Agreement").

                  4.7 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your counsel, and you and your counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.8      NASDAQ Waiver or Stockholder Approval.
         -------------------------------------

         The Company shall have either (i) received a waiver from the NASDAQ Stock Market from its shareholder approval rules to the extent applicable in connection with the issuance of the Notes and complied with any conditions contained in such waiver in order to consummate the transactions contemplated hereby at the Closing or (ii) shall have obtained shareholder approval to the extent required under the rules of the NASDAQ Stock Market of the issuance of the Notes in accordance with the terms of this Agreement pursuant to a duly called meeting of shareholders of the Company.

         5. Representations And Warranties Of The Companies.The Companies, jointly and severally, represent and warrant to you that, except as disclosed in the SEC Filings or in the Disclosure Schedules attached hereto:

                  5.1 Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Each of the Companies has the corporate power and authority to execute and deliver this Agreement and the other Transaction Agreements and to perform the provisions hereof and thereof.

                  5.2 Authorization, etc. (a) This Agreement and the other Transaction Agreements have been duly authorized by all necessary corporate action on the part of each of the Companies, and this Agreement constitutes, and upon execution and delivery thereof each other Transaction Agreement will constitute, a legal, valid and binding obligation of each of the Companies enforceable against each of the Companies in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) The Common Shares have been duly authorized by all necessary corporate action on the part of the Company and have been duly reserved for issuance. When the Common Shares are issued upon conversion of the Notes or in payment of interest on the Notes in accordance with the terms of the Notes such shares will be validly issued and outstanding, fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

                  5.3 Disclosure. Complete and correct copies of all reports and other filings required to be filed by the Company as of the date hereof with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act and the Exchange Act and the rules and regulations thereunder since January 1, 2000 (such reports and other filings collectively referred to herein as the "SEC Filings") are available on the SEC's EDGAR web site. As of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of filing, the SEC Filings complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder.

                  5.4 Capitalization; Organization and Ownership of Shares of Subsidiaries. (a) As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of Class A common stock, of which approximately 70,679,215 shares are issued and outstanding, 10,000,000 shares of Class B common stock, par value $.01 per share, of which 10,000,000 shares are issued and outstanding, and 60,000,000 shares of Preferred Stock, none of which is issued and outstanding. The outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable. As of the date hereof, there are 5,277,044 shares (subject to adjustment under certain circumstances) of Class A common stock issuable upon conversion of $100,000,000 principal amount of outstanding 7.00% Convertible Subordinated Notes Due 2005 before giving effect to the consummation of pending exchange transactions, and 1,271,503 shares (subject to such adjustment) of Class A common stock upon conversion of $24,095,000 principal amount of outstanding 7% Convertible Subordinated Notes Due 2005 after giving effect to the consummation of such exchange transactions. As of the date hereof, there are 14,961,098 shares (subject to adjustment and excluding shares issuable in payment of interest) of Class A common stock issuable upon conversion of separate series of outstanding senior convertible notes. As of the date hereof, there are warrants to purchase 231,233 shares of Class A common stock outstanding. As of September 30, 2000, there were options to purchase 14,512,529 shares of Class A common stock. Except as disclosed in the SEC Filings or Schedule 5.4 and except for the commitments to issue up to 4 million shares pursuant to a common stock purchase agreement and to issue shares of common stock payment of interest on separate series of senior convertible notes and options granted under the Company's stock option plans, there are no other options, warrants, convertible securities, preemptive rights or other rights to purchase any of the Company's authorized and unissued capital stock.

                  (b) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

                  (c) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (d) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  5.5 Financial Statements. The financial statements of the Company consisting of the balance sheets, income statements and cash flow statements included in the SEC filings (including in each case the related notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of their respective dates and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

                  5.6 Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by each of the Companies of the Transaction Agreements will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate or conflict with any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

                  5.7 Governmental and Third Party Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other third party is required in connection with the execution, delivery or performance by the Companies of the Transaction Agreements.

                  5.8 Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the best knowledge of the Companies, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in violation of or default under any term of any charter, bylaw, agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  5.9 Taxes.(a) The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Companies know of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

                  (b) There are no transfer taxes or similar fees or charges required to be paid in connection with the execution and delivery of the Transaction Agreements or the original issuance by the Company of the Notes.

                  5.10 Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

                  5.11     Licenses, Permits, etc. Except as disclosed in
         Schedule 5.11 or in the SEC Filings,

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, patent applications, copyrights, service marks, trademarks and trade names, domain names, trade secrets, technology and know-how and other intellectual property rights, or rights thereto, that individually or in the aggregate are Material, without, to the best knowledge of the Companies, conflict with the rights of others;

                  (b) to the best knowledge of the Companies, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, patent application, copyright, service mark, trademark, trade name, domain name, trade secret, technology, know-how or other intellectual property right, or other right owned by any other Person; and

                  (c) to the best knowledge of the Companies, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, patent application, copyright, service mark, trademark, trade name, domain name, trade secret, technology, know-how or other intellectual property right, or other right owned or used by the Company or any of its Subsidiaries.

                  5.12 Compliance with ERISA. The Companies and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. None of the Companies nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Companies or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Companies or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate have resulted in or could reasonably be expected to have a Material Adverse Effect.

                  5.13 Private Offering by the Company. Neither the Companies nor anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 50 other accredited investors (within the meaning of Rule 501 of Regulation D promulgated under the Securities Act), each of which has been offered the Notes at a private sale for investment. Neither the Companies nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

                  5.14 Use of Proceeds; Margin Regulations. The Companies will apply the proceeds of the sale of the Notes as set forth in
         Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any of the Companies in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR
         220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

                  5.15     Existing Indebtedness. Except as described therein,
         Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of February 28, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  5.16 Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Companies hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                  5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is, or will be as a result of the transactions contemplated by the Transaction Agreements, subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

                  5.18 Restrictions on Dividends or other Distributions. Except as set forth on Schedule 5.18, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such Subsidiary's capital stock or from repaying to the Company any loans or advances to such Subsidiary from the Company.

         6.       Representations Of The Purchasers.
                  ---------------------------------

                  6.1 Purchase for Investment; Status of Purchasers; Restrictions on Securities. Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within your or their control. Each Purchaser (i) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (ii) is an investor experienced in the evaluation of businesses similar to Company, (iii) is able to fend for itself in the transactions contemplated by this Agreement,
         (iv) has such knowledge and experience of financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (v) has the ability to bear the economic risks of this investment, (vi) was not organized or reorganized for the specific purpose of acquiring the Notes or the Common Shares and (vii) has been afforded the opportunity to ask questions of, and to receive answers from, the Company and to obtain additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for such Purchaser to make an informed investment decision with respect to the Notes and the Common Shares. Each Purchaser understands that neither the Notes nor the Common Shares have been registered under the Securities Act, that neither the Notes nor the Common Shares may be resold unless registered pursuant to the provisions of the Securities Act or an exemption from registration is available, and that the Company is not required to register the Notes. Each Purchaser understands and acknowledges that certificates representing the Notes and the Common Shares will bear a restrictive legend in customary form.

                  6.2 Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

                  (a) if such Purchaser is an insurance company, the Source does not include assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         7.       Information as to Company.

                  7.1 Financial and Business Information. The Companies shall deliver to each holder of Notes:

                  (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), a copy of:

                           (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income and cash flows of the Company and its Subsidiaries, for the period from the beginning of such fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a consolidated balance sheet of Mail.com and its Subsidiaries, as at the end of such year, and

                           (ii) consolidated statements of income, changes in shareholders' equity and cash flows of Mail.com and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company with the Securities and Exchange Commission;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(e), a written notice specifying the nature and period of existence thereof and what action the Companies are taking or propose to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Companies or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA, for which notice thereof has not been waived; or

                           (ii)     the taking by the PBGC of steps to
                                    institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any of the Companies or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could result in the incurrence of any liability by the Companies or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Companies or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (g) Requested Information - subject to appropriate confidentiality and use restrictions, with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Companies to perform their obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

                  7.2 Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or
         Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Companies shall have taken or propose to take with respect thereto.

                  7.3 Inspection. The Companies shall permit the representatives of each holder of Notes that is an Institutional Investor, subject to appropriate confidentiality and use restrictions:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Companies' officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

         8.       Prepayment of the Notes.

                  8.1      Optional Prepayments.

                  (a) The Companies may, at their option, upon notice as provided herein, prepay the Notes, in whole or in part, at any time (i) on or after the third anniversary of the Closing Date, (ii) if the closing price of the Company's Class A common stock on the NASDAQ stock market, or other securities market on which the Company's shares are then traded, is at or above $5.00 per share (such amount to be appropriately adjusted in the event of a stock split, stock dividend, stock combination or recapitalization or similar event having a similar effect) for 30 consecutive trading days or (iii) the Company desires to effect a merger, consolidation or sale of all or substantially all of its assets in a manner that is prohibited by Section 10.2 and the holders of the Notes fail to consent to a waiver of Section 10.2 to permit such merger, consolidation or sale (each, an "Optional Prepayment").

                  (b) The Company shall provide the holders of Notes not less than ten days advance notice of any prepayment in order to permit the holders to convert in lieu of being prepaid. All prepayments shall be at par and without payment of any premium.

                  8.2 Allocation of Partial Optional Prepayments. In the case of each partial Optional Prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

                  8.3 Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date, if any. From and after such date, unless the Companies shall fail to pay such principal amount when so due and payable, together with the interest, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. The obligation of the Companies to make any Optional Prepayment shall be conditioned upon the consummation of the event giving rise to such Optional Prepayment.

         9.       Affirmative Covenants.
                  ---------------------

         The Companies covenant that so long as any of the Notes are outstanding:

                  9.1 Compliance with Law. The Companies will and will cause each of the Company's Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  9.2 Insurance. The Companies will and will cause each of the Company's Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

                  9.3 Maintenance of Properties. The Companies will and will cause each of the Company's Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  9.4 Payment of Taxes. The Companies shall pay, and shall cause each of the Company's Subsidiaries to pay, prior to delinquency, all taxes, assessments and governmental levies, except such as are contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP or other appropriate provisions have been made.

                  9.5      Corporate Existence, etc. Except as provided in
         Section 10.2, the Companies will, and will cause the Company's Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Companies shall not be required to preserve, or to cause the Company's Subsidiaries to preserve, any such right, license or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the holders of the Notes.

                  9.6 Stay, Extension And Usury Law. The Companies covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Transaction Agreements; and the Companies (to the extent they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that they will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the holders of the Notes, but will suffer and permit the execution of every such power as though no such law has been enacted.

                  9.7 Investment Company Act. As long as any Notes are outstanding, the Companies will conduct their businesses and operations so as not to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will take all steps required in order for them to continue not to be an "investment company" and not to be required to be registered under the Investment Company Act, including, if necessary, redeployment of the assets of the Companies.

                  9.8 Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Class A common stock, solely for the purpose of issuance in payment of interest on the Notes in shares of Class A common stock as provided in the Notes, a sufficient number of shares of Class A common stock to permit the payment of interest in such shares as so provided.

                  All shares of Class A common stock which may be issued in payment of interest on the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

                  The Company shall from time to time take all action necessary so that the Class A common stock which may be issued in payment of interest on the Notes, immediately upon their issuance (or, if such Class A common stock is subject to restrictions on transfer under the Securities Act, upon their resale pursuant to an effective registration statement or in a transaction pursuant to which the certificate evidencing such Class A common stock shall no longer bear a restrictive common stock legend), will be listed on the Nasdaq National Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of the Company are then listed or quoted.

         10.      Negative Covenants.
                  ------------------

         The Companies covenant that so long as any of the Notes are outstanding:

                  10.1 Transactions with Affiliates. The Companies will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

                  10.2 Merger, Consolidation, etc. The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

                           (a) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the other Transaction Agreements and the Notes;

                           (b) the Notes would have a credit rating from Moody's
                  or Standard and Poors immediately thereafter at least as favorable as immediately theretofore; and

                           (c) immediately after giving effect to such
                  transaction, no Default or Event of Default shall have occurred and be continuing.

         No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement, the other Transaction Agreements or the Notes.

                  10.3 Liens. Without the consent of the holders of at least 70% in principal amount of Notes then outstanding, none of the Companies shall create, incur, assume or suffer to exist any Lien (except Permitted Liens) on any asset now owned or hereafter acquired unless such Lien shall secure the Notes on an equal and ratable or prior basis.

                  10.4 Indebtedness.Without the consent of the holders of at least 70% in principal amount of Notes then outstanding, none of the Companies shall create, incur, issue, assume, guarantee or otherwise become liable with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) that is pari passu with the Notes; provided, however, that, this covenant shall not apply from and after the date on which the closing price of the Company's Class A common stock on the NASDAQ stock market, or other securities market on which the Company's shares are then traded, has been at or above $5.00 per share (such amount to be appropriately adjusted in the event of a stock split, stock dividend, stock combination or recapitalization or similar event having a similar effect) for 30 consecutive trading days. The foregoing limitation on the incurrence of Indebtedness will not apply to any of the following incurrences of Indebtedness:

                           (i) Indebtedness evidenced by the Notes or represented by the Transaction Agreements;

                           (ii) the incurrence by the Companies of up to $45 million aggregate principal amount of Indebtedness (including the Notes) that is pari passu with the Notes;

                           (iii) Indebtedness of the Companies that is by its terms subordinated to the Notes;

                           (iv)     Existing Indebtedness;

                           (v) Acquired Debt of a Person incurred prior to the date upon which such Person was acquired by any of the Companies (excluding Indebtedness incurred by such entity other than in the ordinary course of its business in connection with, or in contemplation of, such entity being so acquired);

                           (vi)     the incurrence of Purchase Money
                  Indebtedness by the Companies in an amount not to exceed the cost of construction, acquisition or improvement of assets used in any business of the Companies;

                           (vii) Swaps of the Companies covering Indebtedness of the Companies to the extent the notional principal amount of such Swap does not exceed the principal amount of the Indebtedness to which such Swap relates;

                           (viii) Indebtedness of the Companies incurred in the ordinary course of business in respect of performance bonds or letters of credit of the Companies or surety bonds provided by the Companies;

                           (ix)     the incurrence by the Companies of
                  Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund in whole or in part Indebtedness permitted to be incurred under clauses (i), (ii), (iv), (v), (vi) or (vii) above ("Refinancing Indebtedness"); provided, however, that:
                  (A) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount and accrued interest of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded and any premiums payable and reasonable fees, expenses, commissions and costs in connection therewith; and (B) the Refinancing Indebtedness shall have a final maturity later than, and a Weighted Average Life to Maturity equal to or greater than, the final maturity and Weighted Average Life to Maturity, respectively, of the Indebtedness being extended, refinanced, renewed, replaced or refunded (a "Permitted Refinancing"); or

                           (x) Indebtedness under Capital Lease Obligations of the Companies.

                  For purposes of determining compliance with this Section 10.4, in the event that an item of Indebtedness meets the criteria of more than one of the categories described in clauses (i) through (x) above or is permitted to be incurred pursuant to the first sentence of this
         Section 10.4 and also meets the criteria of one or more of the categories described in clauses (i) through (x) above, the Companies shall, in their sole discretion, classify such item of Indebtedness in any manner that complies with this Section 10.4 and may from time to time reclassify such item of Indebtedness in any manner in which such item could be incurred at the time of such reclassification. Accrual of interest and the accretion of accreted value will not be deemed to be an incurrence of Indebtedness for purposes of this Section 10.4.

         11. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Companies default in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 30 days; or

                  (b) the Companies default in the payment of any principal of or premium, if any, on any Note when the same becomes due and payable, whether at maturity or otherwise; or

                  (c) the Companies breach in any Material respect any representation or warranty under the any of the Transaction Agreements, or fail to observe or perform any other covenant or agreement contained in any of the Transaction Agreements or the Notes required to be performed by any of them, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by the Company from at least 25% in aggregate principal amount of the then outstanding Notes stating that such notice is a "Notice of Default"; or

                  (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by any of the Companies or any Material Subsidiary (or the payment of which is Guaranteed by any of the Companies or any of the Company's Subsidiaries), whether such Indebtedness or Guarantee exists on the date of this Agreement or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by the Company from any holder of Notes stating that such notice is a "Notice of Default"; or

                  (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against any of the Companies or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

                  (f) any of the Companies or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or (ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) take corporate or similar action to effect any of the foregoing; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against any of the Companies or any Material Subsidiary in an involuntary case or proceeding; or (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or (iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this paragraph (g) the order or decree remains unstayed and in effect for 60 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law. The term "Custodian" means any custodian, receiver, trustee, assignee, sequestor, liquidator or similar official under any Bankruptcy Law.

         12.      Remedies on Default, etc.
                  ------------------------

                  12.1     Acceleration.
                           ------------

                  (a) If an Event of Default with respect to any of the Companies described in paragraph (f) or (g) of Section 11 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (v) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of a majority in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  (d) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (d) of Section 11 has occurred and is continuing and the Payment Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by the Company from any holder of Notes stating that such notice is a "Notice of Default," then such Event of Default and any declaration under subparagraph (b) above shall be deemed automatically annulled and rescinded.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

                  12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under
         Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or other Transaction Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

                  12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than a majority in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Companies have paid all overdue principal of and interest on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
         Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

                  12.4 No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Companies under Section 16, the Companies will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

         13.      Registration; Exchange; Substitution of Notes.
                  ---------------------------------------------

                  13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

                  13.2 Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Companies shall execute and deliver, at the Companies' expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

                  13.3 Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                           (a) in the case of loss, theft or destruction, of
                  indemnity reasonably satisfactory to it or

                           (b) in the case of mutilation, upon surrender and
                  cancellation thereof,

         the Companies at their own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         14.      Payments On Notes.
                  -----------------

                  14.1 Place of Payment. Subject to Section 14.2, payments of principal and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

                  14.2 Home Office Payment. So long as an initial Purchaser shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Companies will pay all sums becoming due on such Note for principal and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation upon such request to the

         Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Companies will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

         15.      Conversion.
                  ----------

                  15.1 Conversion Privilege. A holder of any Note may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Class A common stock, par value $.01 per share, of the Company at any time prior to the close of business on the Business Day immediately preceding the final maturity date of the Note at the Conversion Price then in effect, except that, with respect to the principal amount of any Note that is subject to optional or mandatory prepayment, such conversion right shall terminate at the close of business on the Business Day immediately preceding the prepayment date (unless the Companies shall default in making the prepayment, including interest, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

                  The number of shares of Class A common stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date.

                  "Conversion Price" means ONE UNITED STATES DOLLAR ($1.00), as the same may be adjusted from time to time as provided in this Section 15.

                  Provisions of this Agreement that apply to conversion of all of a Note also apply to conversion of a portion of it. A holder of a
         Note is not entitled to any rights of a holder of Class A common stock until such holder has converted such Note into Class A common stock, and only to the extent that such Note is deemed to have been converted into Class A common stock under this Section 15.

                  15.2. Conversion Procedure. To convert a Note, a holder must satisfy the requirements in the paragraphs entitled "Conversion Right" of the Notes. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the holder a certificate or certificates for the number of whole shares of Class A common stock issuable upon the conversion and a check or other payment for any fractional share in an amount determined pursuant to Section 15.3. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a holder of a Note with respect to the converted Note shall cease and such converted Note shall no longer be deemed outstanding; provided, however, that, except as otherwise provided in this Section 15.2, no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Class A common stock upon such conversion as the stockholder of record of such shares of Class A common stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Class A common stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

                  No payment or adjustment will be made for accrued and unpaid interest on a converted Note or for dividends or distributions on shares of Class A common stock issued upon conversion of a Note, except that, if any holder surrenders a Note for conversion after the close of business on any record date for the payment of an installment of interest and prior to the opening of business on the next succeeding interest payment date, then, notwithstanding such conversion, accrued and unpaid interest payable on such Note on such interest payment date shall be paid on such interest payment date to the person who was the holder of such Note (or one or more predecessor Notes) at the close of business on such record date. Holders of Class A common stock issued upon conversion will not be entitled to receive any dividends payable to holders of Class A common stock as of any record time before the close of business on the Conversion Date.

                  If a holder converts more than one Note at the same time, the number of whole shares of Class A common stock issuable upon the conversion shall be based on the total principal amount of Notes converted.

                  Upon surrender of a Note that is converted in part, the Company shall issue to the holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

                  15.3. Fractional Shares. The Company will not issue fractional shares of Class A common stock upon conversion of a Note. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Class A common stock on the Trading Day prior to the Conversion Date.

                  15.4. Taxes on Conversion. The issuance of certificates for shares of Class A common stock upon the conversion of any Note shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Note; provided, however, that in the event that certificates for shares of Class A common stock are to be issued in a name other than the name of the holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of assignment or transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Note, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

                  15.5. Company to Provide Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A common stock, solely for the purpose of issuance upon conversion of Notes as herein provided, a sufficient number of shares of Class A common stock to permit the conversion of all outstanding Notes for shares of Class A common stock.

                  All shares of Class A common stock which may be issued upon conversion of the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued. The Company shall take such action from time to time as shall be necessary so that par value of the Class A common stock shall at all times be equal to or less than the Conversion Price then in effect.

                  The Company shall from time to time take all action necessary so that the Class A common stock which may be issued upon conversion of Notes, immediately upon their issuance (or, if such Class A common stock is subject to restrictions on transfer under the Securities Act, upon their resale pursuant to an effective registration statement or in a transaction pursuant to which the certificate evidencing such Class A common stock shall no longer bear a restrictive common stock legend), will be listed on the Nasdaq National Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of the Company are then listed or quoted.

                  15.6. Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (2) make a distribution in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (3) subdivide its outstanding shares of Class A common stock into a greater number of shares of Class A common stock or (4) combine its outstanding shares of Class A common stock into a smaller number of shares of Class A common stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A common stock which he would have owned immediately following such action had such Notes been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights, options or warrants to all holders of Class A common stock entitling them to subscribe for or purchase shares of Class A common stock (or securities convertible into Class A common stock) at a price per share (or having a conversion price per share) less than the Current Market Price per share (as determined pursuant to subsection (f) below) of the Class A common stock on the record date for determining the holders of the Class A common stock entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A common stock outstanding as of the close of business on such record date plus the number of shares of Class A common stock which the aggregate offering price of the total number of shares of Class A common stock so offered (to the holders of outstanding Class A common stock) for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price (as determined pursuant to subsection (f) below), and of which the denominator shall be the number of shares of Class A common stock outstanding on such record date plus the number of additional shares of Class A common stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. For the purposes of this subsection (b), the number of shares of Class A common stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Class A common stock. The Company shall not issue any rights, options or warrants in respect of shares of Class A common stock held in the treasury of the Company. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Class A common stock at less than the Current Market Price, and in determining the aggregate offering price of such shares of Class A common stock, there shall be taken into account any consideration received by the Company for such rights, warrants, or options, the value of such consideration, if any, other than cash, to be determined by the Board of Directors.

                  (c) In case the Company shall distribute to all holders of Class A common stock shares of capital stock of the Company (other than Class A common stock), evidences of indebtedness, cash, rights, options or warrants entitling the holders thereof to subscribe for or purchase securities (other than rights, options or warrants described in subsection (b) above) or other assets (including securities of Persons other than the Company but excluding (i) dividends or distributions paid exclusively in cash except as described in subsection (d) below,
         (ii) dividends and distributions described in subsection (a) above and
         (iii) distributions in connection with the consolidation, merger or transfer of assets covered by Section 15.11), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (f) below) of the Class A common stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of the portion of the evidences of indebtedness, shares of capital stock, cash, rights, options, warrants or other assets so distributed applicable to one share of Class A common stock (determined on the basis of the number of shares of the Class A common stock outstanding on the record date), and of which the denominator shall be such Current Market Price of the Class A common stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Class A common stock entitled to receive such distribution. Notwithstanding the foregoing, in case the Company shall distribute rights, options or warrants to subscribe for additional shares of the Company's capital stock (other than rights, options or warrants referred to in subsection (b) above) ("Rights") to all holders of Class A common stock, the Company may, in lieu of making any adjustment pursuant to the foregoing provisions of this Section 15.6(c), make proper provision so that each holder of a Note who converts such Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Class A common stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Class A common stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Class A common stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                  (d) In case the Company shall, by dividend or otherwise, at any time make a distribution to all holders of its Class A common stock exclusively in cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions made exclusively in cash to all holders of Class A common stock within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraph (c) or (e) of this Section or this paragraph (d) has been made plus (y) the aggregate amount of all Excess Payments in respect of any tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Distribution Record Date and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph (d) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date multiplied by the number of shares of Class A common stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12-month period (including, without limitation, the distribution in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the distribution in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Distribution Record
         Date) and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

                  (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary of the Company for all or any portion of the Class A common stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the aggregate amount of such Excess Payment, together with the sum of (x) the aggregate amount of any distributions, by dividend or otherwise, to all holders of the Class A common stock made in cash (including any distributions of cash out of current or retained earnings of the Company) within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment in the Conversion Price pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made plus (y) the aggregate amount of all Excess Payments in respect of any other tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Purchase Date and in respect of which no adjustment in the Conversion Price pursuant to paragraph (c) or (d) of this Section or this paragraph (e) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date multiplied by the number of shares of Class A common stock outstanding on the Purchase Date (including any tendered shares but excluding any shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12 month period (including, without limitation, the Excess Payment in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the Excess Payment in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Purchase Date) and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Class A common stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

                  (f) The "Current Market Price" per share of Class A common stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such tender offer or other negotiated transaction through such last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

                  (g) "Excess Payment" means the excess of (i) the aggregate of the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of other consideration paid by the Company or any of its Subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (ii) the Daily Market Price on the Trading Day immediately following the completion of the tender offer or other negotiated transaction multiplied by the number of acquired shares.

                  (h) The Company reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

                  (i) The Company from time to time may decrease the Conversion Price by any amount for any period of at least 20 days (which decrease is irrevocable during such period), in which case the Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive; provided however that in no case shall the Company decrease the Conversion Price to less than 80% of the Current Market Price.

                  (j) In any case in which this Section 15.6 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Note converted after such record date the shares of Class A common stock and other capital stock of the Company issuable upon such conversion over and above the shares of Class A common stock and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

                  15.7. No Adjustment. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1.0% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 15.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 15 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Class A common stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Class A common stock.

                  15.8. Other Adjustments. (a) In the event that, as a result of an adjustment made pursuant to Section 15.6 above, the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Class A common stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Notes shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A common stock contained in this Section 15.

                  (b) In the event that any shares of Class A common stock issuable upon exercise of any of the rights, options or warrants referred to in Section 15.6(b) and Section 15.6(c) hereof are not delivered prior to the expiration of such rights, options, or warrants, the Conversion Price shall be readjusted to the Conversion Price which would otherwise have been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of such rights, options and warrants which were actually exercised.

                  (c) In any case in which Section 15.6 shall require that an adjustment be made immediately following a record date for a dividend or distribution and the dividend or distribution does not occur, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

                  15.9. Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to Noteholders a notice of the adjustment. Such notice shall briefly state the facts requiring the adjustment and the manner of computing it and shall be signed by a Senior Financial Officer.

                  15.10. Notice of Certain Transactions.In the event that: (a) the Company takes any action which would require an adjustment in the Conversion Price; (b) the Company takes any action described in Section 15.11; or (c) there is a dissolution or liquidation of the Company; the Company shall mail to Noteholders a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section 15.10.

                  15.11. Effect of Reclassifications, Consolidations, Mergers, Continuances or Sales on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Class A common stock issuable upon conversion of Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Class A common stock, (iii) any continuance in a new jurisdiction which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value) in, outstanding shares of Class A common stock, or
         (iv) any sale or conveyance of all or substantially all of the property of the Company (determined on a consolidated basis), then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, continuance, sale or conveyance, execute and deliver to the Noteholders a written notice providing that the holder of each Note then outstanding shall have the right to convert such Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, continuance, sale or conveyance by a holder of the number of shares of Class A common stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, continuance, sale or conveyance. Such notice shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 15. The foregoing, however, shall not in any way affect the right a holder of a Note may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 15.6, to receive Rights upon conversion of a Note. If, in the case of any such reclassification, change, consolidation, merger, continuance, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Class A common stock includes shares of stock or other securities and property of a corporation or other business entity other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, continuance, sale or conveyance, then such notice shall also be executed by such other corporation or other business entity and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 15.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, continuances, sales or conveyances.

                  15.12. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Company to be canceled.

         16.      Expenses, etc.
                  -------------

                  16.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Companies will pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees of one counsel and, if reasonably required, one local or other counsel in each jurisdiction where so required for all of the Purchasers) incurred by the holders of the Notes in connection with such transactions (subject to a cap in connection with the negotiation, preparation, execution and delivery of the Transaction Agreements of $10,000) and in connection with any amendments, waivers or consents under or in respect of the Transaction Agreements (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending any rights under this Agreement, the Notes or any of the other Transaction Agreements or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any of the other Transaction Agreements, or by reason of being a holder of any Note, and (b) the costs and expenses incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any of the other Transaction Agreements. The Companies will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

                  16.2     Survival. The obligations of the Companies under this
         Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any of the other Transaction Agreements, and the termination of this Agreement.

         17. Survival Of Representations And Warranties; Entire Agreement. All representations and warranties contained herein and in the other Transaction Agreements shall survive the execution and delivery of the Transaction Agreements. All statements contained in any certificate or other instrument delivered by or on behalf of the Companies pursuant to this Agreement shall be deemed representations and warranties of the Companies under this Agreement. Subject to the preceding sentence, the Transaction Agreements embody the entire agreement and understanding between you, on the one hand, and the Companies, on the other hand, and supersede all prior agreements and understandings relating to the subject matter hereof.

         18.      Amendment And Waiver.
                  --------------------

                  18.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Companies and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4 or 22 hereof, or any defined term (as it is used in such Section), will be effective as to any one Purchaser unless consented to in writing by such Purchaser, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the Notes,
         (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend or waive any of Sections 8, 11(a), 11(b), 11(d), 12, 18 or 22 or the paragraph entitled "Interest" in the Notes, or (iv) modify Section 15 in a manner adverse to the holders of the Notes.

                  18.2 Solicitation of Holders of Notes.(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of a Note for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Transaction Agreements unless such consideration is offered to be paid to all holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                  18.3 Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Companies without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Companies and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  18.4 Notes held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

         19. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

         (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

         (iii) if to the Company, to the Company at Suite 660, 11 Broadway, New York, NY 10004, to the attention of Thomas Murawski, with a copy to David Ambrosia at the same address, or at such other address as the Company shall have specified to the holder of each Note in writing.

         Notices under this Section 19 will be deemed given only when actually received.

         20. Reproduction Of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Companies agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Companies or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

         21. Confidential Information. For the purposes of this Section 21, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 21.

         22. Substitution Of Purchaser. You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

         23.      Miscellaneous.
                  -------------

                  23.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

                  23.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

                  23.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                  23.4 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  23.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

                  23.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  23.7 Submission to Jurisdiction; Service of Process. (a) The Companies and the Purchasers agree that any action or proceeding brought by the Holders in connection with this Agreement may be brought (and any action or proceeding brought by the Companies against the Holders in connection herewith shall exclusively be brought) in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Companies and the Purchasers hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding by the Companies or the Holders in such non-exclusive jurisdictions.

                  (b) The Companies hereby irrevocably appoint CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, NY 10019, United States of America, as their agent to receive on their behalf service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. The Companies irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth in this Agreement or to the Process Agent at its address specified above.

                  23.8 Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

                                   * * * * *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                             Very truly yours,

                                             MAIL.COM, INC.
                                             MAIL.COM BUSINESS MESSAGING
                                             SERVICES, INC.


                                             By: /s/ Thomas Murawski
                                                --------------------------------
                                                Thomas Murawski
                                                Chief Executive Officer

                                             THE ALLEGRO GROUP, INC.


                                             By: /s/ Gerald Gorman
                                                --------------------------------
                                                Gerald Gorman
                                                Chairman

The foregoing is hereby agreed to as of the date hereof.

                             CITY OF MILFORD PENSION & RETIREMENT FUND
                             NFIB CORPORATE ACCOUNT
                             PUBLIC EMPLOYEE RETIREMENT SYSTEM OF IDAHO
                             CITY OF STAMFORD FIREMEN'S PENSION FUND
                             THE JENIFER ALTMAN FOUNDATION
                             ASPHALT GREEN, INC.
                             DEAN WITTER FOUNDATION
                             LAZAR FOUNDATION
                             ROANOKE COLLEGE
                             A. CAREY ZESIGER
                             ALEXA ZESIGER CARVER
                             DAVID ZESIGER
                             HBL CHARITABLE UNITRUST
                             HELEN HUNT
                             JEANNE L. MORENCY
                             PSYCHOLOGY ASSOCIATES
                             LEONARD KINGSLEY
                             PETER LOORAM
                             MARY C. ANDERSON
                             MURRAY CAPITAL, LLC
                             MEEHAN FOUNDATION
                             THE MEEHAN INVESTMENT PARTNERSHIP I, L.P.
                             DOMENIC J. MIZIO
                             MORGAN TRUST CO.OF THE BAHAMAS LTD. AS TRUSTEE
                                U/A/D 11/30/93
                             NICOLA ZESIGER MULLEN
                             SUSAN URIS HALPERN
                             THEEUWES FAMILY TRUST, FELIX THEEUWES TRUSTEE WILLIAM B. LAZAR
                             WELLS FAMILY LLC
                             ALBERT L. ZESIGER
                             BARRIE RAMSAY ZESIGER
                             JAMES F. CLEARY
                             JOHN J. & CATHERINE H. KAYOLA
                             MARY I. ESTABIL
                             WOLFSON INVESTMENT PARTNERS LP

                             By: ZESIGER CAPITAL GROUP, LLC, as attorney in fact

                             By: /s/ James Cleary
                                 ----------------------------
                                 James Cleary
                                 Managing Director

                                 /s/ Frederick Landman
                                 ----------------------------
                                 Frederick Landman

                                                                      SCHEDULE B
                                                                      ----------


                                 DEFINED TERMS
                                 -------------

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Allegro" is defined in the introductory paragraph of this Agreement.

         "Accession Agreement" is defined in Section 3.

         "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merges with or into or becomes a Subsidiary of such specified Person, or Indebtedness incurred by such Person in connection with the acquisition of assets, including Indebtedness incurred in connection with such other Person merging with or into or becoming a Subsidiary of such specified Person or the acquisition of such assets, as the case may be.

         "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at the time any determination thereof is to be made shall be the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on a balance sheet in accordance with GAAP.

         "Closing" is defined in Section 3.

         "Closing Date" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" is defined in the introductory paragraph of this Agreement.

         "Common Shares" is defined in Section 1(b).

         "Confidential Information" is defined in Section 21.

         "Daily Market Price" means the last reported per share sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices on such day, regular way, in either case as reported on the Nasdaq National Market or, if such Class A common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which such Class A common stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of such Class A common stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any Nasdaq member firm selected from time to time by the Board of Directors of the Company for that purpose, or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Company.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means that rate of interest that is two percent (2%) per annum above the rate of interest stated in the second paragraph of the Notes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is considered a member of the controlled group of any of the Companies under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Existing Indebtedness" means the Notes and any other Indebtedness of the Companies in existence on the date of this Agreement until such amounts are repaid in full.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

         (a)      the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

         (a) to purchase such indebtedness or obligation or any property constituting security therefor;

         (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

         (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

         (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

         (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

         (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

         (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

         (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

         (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

         (f)      Swaps of such Person; and

         (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Initial Closing" is defined in Section 3.

         "Initial Closing Date" is defined in Section 3.

         "Institutional Investor" means (a) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (c) Federal Partners, L.P. and the accounts for which The Clark Estates provides management services.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Mail.com" is defined in the introductory paragraph of this Agreement.

         "Mail.com BMS" is defined in the introductory paragraph of this Agreement.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Companies taken as a whole to perform their obligations under any of the Transaction Agreements, or (c) the validity or enforceability of any of the Transaction Agreements.

         "Material Subsidiary" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the respective Companies whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Liens" means:

         (a) Liens securing the Notes;

         (b) Liens securing Purchase Money Indebtedness, provided that such Indebtedness was permitted to be incurred by the terms of this Agreement and such Liens do not extend to any assets of the Companies other than the assets so acquired;

         (c) Liens on property of a Person existing at the time such Person is merged into or consolidated with any of the Companies, provided, that such Liens were not incurred in connection with, or in contemplation of, such merger or consolidation;

         (d) Liens on property existing at the time of acquisition thereof by any of the Companies; provided that such Liens were not incurred in connection with, or in contemplation of, such acquisition and do not extend to any assets of any of the Companies other than the property so acquired;

         (e) Liens to secure the performance of statutory obligations, surety or appeal bonds or performance bonds, or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's or other like Liens, in any case incurred in the ordinary course of business and with respect to amounts for which an adequate reserve or other appropriate provision, if any, as is required by GAAP shall have been made therefor;

         (f) Liens existing on the date of this Agreement;

         (g) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (h) Liens incurred in the ordinary course of business of the Companies (including, without limitation, Liens securing Purchase Money Indebtedness) with respect to obligations that do not exceed $5 million in principal amount in the aggregate at any one time outstanding;

         (i) Liens securing Indebtedness permitted under clause (ix) of Section 10.4; provided that such Liens shall not extend to assets other than the assets that secure such Indebtedness being refinanced;

         (j) any interest or title of a lessor under any Capital Lease
Obligation;

         (k) Liens not provided for in clauses (a) through (j) above securing Indebtedness incurred in compliance with the terms of this Agreement provided that the Notes are secured by the assets subject to such Liens on an equal and ratable basis or on a basis prior to such Liens; provided that to the extent that such Liens secured Indebtedness that is subordinated to the Notes, such Liens shall be subordinated to and be later in priority than the Notes on the same basis; and

         (l) extensions, renewals or refundings of any Liens referred to in clauses (a) through (k) above, provided that any such extension, renewal or refunding does not extend to any assets or secure any Indebtedness not securing or secured by the Liens being extended, renewed or refinanced.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Companies or any ERISA Affiliate or with respect to which the Companies or any ERISA Affiliate may have any liability.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Purchase Money Indebtedness" means

         (a) Indebtedness of the Company incurred (within 180 days of such purchase) to finance the purchase of any assets (including the purchase of equity interests of Persons that are not Affiliates of the Company) of the Company, provided that the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets; or

         (b) Indebtedness of the Company which refinances indebtedness referred to in clause (a) of this definition, provided that such refinancing satisfies the proviso of such clause (a).

         "QPAM Exemption" means Prohibited Transaction Class Exemption 8414 issued by the United States Department of Labor.

         "Registration Rights Agreement" is defined in Section 4.6.

         "Required Holders" means, at any time, the holders of a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the respective Companies with responsibility for the administration of the relevant portion of this agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if a50% or more interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Trading Day" shall mean (a) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon, (b) if the applicable security is listed or admitted for trading on the NYSE or another national securities exchange, a day on which the NYSE or such other national securities exchange is open for business or (c) if the applicable security is not so listed, admitted for trading or quoted, any day that is a Business Day.

         "Transaction Agreements" is defined in Section 2.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

                                                                       EXHIBIT 1

                                 [FORM OF NOTE]

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED
        UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT
    PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY
       DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION
     EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES AND SUBJECT TO THE DELIVERY
      OF AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                 MAIL.COM, INC.
                   MAIL.COM BUSINESS MESSAGING SERVICES, INC.
                            THE ALLEGRO GROUP, INC.

                10% SENIOR CONVERTIBLE NOTE DUE JANUARY 8, 2006


No. [   ]
     ---

March __, 2001
$[      ]
  ------

         FOR VALUE RECEIVED, the undersigned, MAIL.COM, INC., a Delaware corporation (the "Company" or "Mail.com"), MAIL.COM BUSINESS MESSAGING SERVICES, INC., a Delaware corporation ("Mail.com BMS"), and THE ALLEGRO GROUP, INC., an Ohio corporation ("Allegro"; Mail.com, Mail.com BMS and Allegro being referred to herein collectively as the "Companies"), hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS ($_______________) on January 8, 2006. All of the obligations under this Note shall be joint and several obligations of Mail.com, Mail.com BMS and Allegro.

         Interest. The Companies shall pay interest (computed on the basis of a 360 day year of twelve 30 day months) on the unpaid principal balance hereof at the rate of 10% per annum from the date hereof, payable semiannually, on the 15th day of July and January in each year, commencing with the July 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, except that, to the extent permitted by law, the Companies shall pay interest (computed on such basis) on any overdue payment of principal (including any overdue prepayment) and any overdue payment of interest, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 12 %. One half of each interest payment shall be payable in cash and one half shall be payable (i) until 18 months after the Initial Closing Date, in shares of Mail.com Class A common stock having a deemed value equal to the Conversion Price at the time of payment of such interest or (ii) after 18 months after the Initial Closing Date, at the option of the Companies either in cash or in shares of Mail.com Class A common stock having a deemed value equal to the Conversion Price at the time of payment of such interest. In the event that the shares of Mail.com Class A common stock are converted into securities, property or cash in connection with a merger, consolidation, recapitalization or other event having similar effect, the portion of such interest payment shall instead be made in the appropriate amount of such securities, property or cash into which such shares have been so converted.

         Payments. Payments of principal of and interest on this Note are to be made in lawful money of the United States of America at New York, New York or at such other place as the Companies shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         Note Purchase Agreement and other Transaction Agreements. This Note is one of a series of Senior Convertible Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 13, 2001 (as from time to time amended, the "Note Purchase Agreement"), among the Companies and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement. This Note is entitled to the benefits of the Note Purchase Agreement and the Registration Rights Agreements.

         Registered Note. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies will not be affected by any notice to the contrary.

         Prepayments. The Companies will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         Conversion Right. The holder of this Note has the right, exercisable at any time prior to the close of business on the Business Day immediately preceding the final maturity date of this Note to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Class A common stock, par value $.01 per share, of Mail.com at the initial Conversion Price of $1.00 per share, subject to adjustment under certain circumstances as provided in the Note Purchase Agreement, except that if a Note becomes subject to optional prepayment, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for such prepayment (unless the Companies shall default in making the prepayment, including interest, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

         To convert a Note, the holder must (1) complete and sign a notice of election to convert substantially in the form attached hereto (or complete and manually sign a facsimile thereof) and deliver such notice to Mail.com, (2) surrender the Note to Mail.com, (3) furnish appropriate endorsements or transfer documents if required by Mail.com and (4) pay any transfer or similar tax, if required by Mail.com in accordance with Section 15.4 of the Note Purchase Agreement. Upon conversion, no adjustment or payment will be made for accrued and unpaid interest on the Note so converted or for dividends or distributions on any Class A common stock issued on conversion of the Note, except that, if any holder of a Note surrenders a Note for conversion after the close of business on a record date for the payment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid on such interest payment date to the person who was the registered holder of such Note on such record date.

         The number of shares of Class A common stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

         Events of Default. If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

         Description of Transaction Agreements. The above description of certain provisions of the Note Purchase Agreement and other Transaction Agreements is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Note Purchase Agreement and the other Transaction Agreements.

         Capitalized Terms. Capitalized terms used herein that are defined in the Note Purchase Agreement (as defined above) shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

         Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. In the event of any conflict between the provisions of this Note, on the one hand, and any of the Transaction Agreements, on the other hand, the provisions of the applicable Transaction Agreement shall control.

                                             MAIL.COM, INC.
                                             MAIL.COM BUSINESS
                                             MESSAGING SERVICES, INC.


                                             By
                                                --------------------------------
                                                Thomas Murawski
                                                Chief Excecutive Officer


                                             THE ALLEGRO GROUP, INC.


                                             By
                                                --------------------------------
                                                Gerald Gorman
                                                Chairman

                              ELECTION TO CONVERT

To Mail.com, Inc.:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion below designated, into Class A common stock of Mail.com, Inc. in accordance with the terms of the Note Purchase Agreement referred to in this Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

The undersigned agrees to be bound by the terms of the Note Purchase Agreement relating to the Class A common stock issued upon conversion of the Note. If you want to convert this Note in whole, check the box below. If you want to convert this Note in part, indicate the portion of this Note to be converted in the space provided below.

In whole  / /

or

Portion of Note to be converted ($1,000 or any integral multiple thereof):
$______________

Date: ______________

Name of Holder:

Signature of Authorized Representative of Holder

______________________________________ (Sign exactly as your name appears on the other side of this Note)

Medallion Signature Guarantee:_____________________________________

Please print or typewrite your name and address, including zip code, and social security or other identifying number:

If the Class A common stock is to be issued and delivered to someone other than you, please print or typewrite the name and address, including zip code, and social security or other identifying number of that person:

                                                                  EXHIBIT 4.4(b)

                           FORM OF OPINION OF COUNSEL
                                 TO THE COMPANY

                            Matters To Be Covered In
                      Opinion of Counsel To the Companies
                      -----------------------------------

         1. Except as disclosed in the Disclosure Schedules, each of Mail.com, Mail.com BMS and Allegro being duly incorporated, validly existing and in good standing in their jurisdiction of incorporation and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the Transaction Agreements.

         2. Due authorization, execution and delivery of the Transaction Agreements and the Transaction Agreements being legal, valid, binding and enforceable.

         3. No conflicts of Transaction Agreements with charter documents, laws or other agreements.

         4. All consents required to issue and sell the Notes and to execute, deliver and perform the Transaction Agreements having been obtained.

         5. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

         6. No violation of Regulations U, T or X of the Federal Reserve Board.

         7. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

         8. Class A common stock issuable upon conversion of the Notes or in payment of interest on the Notes will, when issued in accordance with the terms of the Notes and Agreement, be duly issued, fully paid and nonassessable, and will not be subject to preemptive rights.

         9.  Authorized capital stock of the Company.